1 3Q24 Update (Nasdaq: BHRB) October 2024 Please Note: Third quarter 2024 financial results reflect a full quarter following the May 3, 2024, completion of the merger of Summit Financial Group, Inc. with and into Burke & Herbert Financial Services Corp. and the merger of Summit Community Bank, Inc. with and into Burke & Herbert Bank & Trust Company.

2 Cautionary Statement Regarding Forward-Looking Information This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the beliefs, goals, intentions, and expectations of the Company regarding revenues, earnings, earnings per share, loan production, asset quality, and capital levels, among other matters; our estimates of future costs and benefits of the actions we may take; our assessments of expected losses on loans; our assessments of interest rate and other market risks; our ability to achieve our financial and other strategic goals; the expected cost savings, synergies, returns, and other anticipated benefits from the integration of Summit following the recently completed merger of Summit with and into the Company; and other statements that are not historical facts. Forward–looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “will,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. Additionally, forward–looking statements speak only as of the date they are made; the Company does not assume any duty, does not undertake, and specifically disclaims any obligation to update such forward–looking statements, whether written or oral, that may be made from time to time, whether because of new information, future events, or otherwise, except as required by law. Furthermore, because forward–looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in or implied by such forward-looking statements because of a variety of factors, many of which are beyond the control of the Company. Accordingly, you should not place undue reliance on forward-looking statements. The risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements include, but are not limited to, the following: costs or difficulties associated with newly developed or acquired operations; risks related to our ability to successfully integrate Summit into the Company and operate the combined company; changes in general economic trends (either nationally or locally in the areas in which we conduct, or will conduct, business), including inflation, interest rates, market and monetary fluctuations; increased competition; changes in consumer demand for financial services; our ability to control costs and expenses; adverse developments in borrower industries or declines in real estate values; changes in and compliance with federal and state laws and regulations that pertain to our business and capital levels; our ability to raise capital as needed; the effects of any cybersecurity breaches; and the other factors discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of the Company’s Annual Report on Form 10–K for the year ended December 31, 2023, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, June 30, 2024, and other reports the Company files with the SEC. Non-GAAP Financial Measures This presentation contains certain financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Such non-GAAP financial measures may include the following: fully tax-equivalent net interest margin, core operating earnings, core net income, tangible book value per common share, total risk-based capital ratio, tier one leverage ratio, tier one capital ratio, and the tangible common equity to tangible assets ratio. Management uses these non-GAAP financial measures to assess the performance of the Company’s core business and the strength of its capital position. Management believes that these non-GAAP financial measures provide meaningful additional information about the Company to assist investors in evaluating operating results, financial strength, and capitalization. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant charges for credit costs and other factors. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this presentation are referenced in a footnote or in the appendix to this presentation.

3 Introduction • Thank you for your interest in Burke & Herbert Financial Services Corp. and its wholly owned subsidiary Burke & Herbert Bank & Trust Company. A quintessential community banking institution, we are headquartered in Old Town Alexandria, Virginia and have served the banking, borrowing and investing needs of generations of businesses, organizations, families and individuals since 1852. • As a true community bank, we are deeply tied to the people, neighborhoods and institutions where we live and work. Our employees form a diverse, dedicated, close- knit team that upholds a culture of customer service and forges strong and lasting relationships with our customers and shared communities. We are selective in our hiring, proud of the caliber of our people, and encourage a collegial environment in which each individual feels valued. • On May 3, 2024, we merged with Summit Financial Group, Inc. (Summit), creating an $8 billion financial institution with more than 75 branches across Virginia, West Virginia, Maryland, Delaware, and Kentucky, with more than 800 employees serving our communities.

4 Business Model • Our business model is built on customer service - Being a trusted advisor by understanding our customers’ financial goals and offering our diverse products and services to help them achieve financial prosperity • Our approach is concentrated on growing and deepening relationships across our businesses that meet our risk/return measures • We are focused on our strategic priorities which are designed to enhance value over the long term - Profitably expanding our market share - Deepening customer relationships by delivering fee-based financial solutions - Leveraging technology to create efficiencies that help us better serve customers

5 Strategic Rationale for the Merger with Summit 1 2 3 4 5 Strategically Compelling: Strong pro forma profitability, complementary strengths and enhanced strategic positioning, particularly in Virginia, West Virginia, and Maryland Scale: Created an ~$8 billion bank with >75 branch locations across an attractive 5- state Mid-Atlantic and Southeast footprint Management Strength: Culturally compatible organizations with combined management depth supportive of growth to $10 billion of assets and beyond Investment in Franchise: >$115 million combined earnings stream and strong capital position provide runway for future investment and growth Balance Sheet Flexibility: >$600 million of marked securities able to be converted to immediate liquidity with no negative capital implications

An Attractive Footprint

✓ *Indicates higher than U.S. National Average* [(1)]

Greater Washington D.C.



Capital of the U.S.

- Population: **6.44mm**
- Pop. CAGR: **1.01%** ✓
- Proj. Pop. CAGR: **0.54%** ✓
- Median HHI: **$118k** ✓
- Proj. Median HHI: **$132k** ✓

Charleston, WV



Capital of West Virginia

- Population: **252k**
- Median HHI: **$52k**
- Proj. Median HHI: **$60k**

Eastern Shore of MD [(2)]



- Population: **70k**
- Pop. CAGR: **0.24%**
- Median HHI: **$75k** ✓
- Proj. Median HHI: **$81k**

Hagerstown-Martinsburg, MD-WV



- Population: **302k**
- Pop. CAGR: **0.88%** ✓
- Proj. Pop. CAGR: **0.70%** ✓
- Median HHI: **$68k**
- Proj. Median HHI: **$74k**

Winchester, VA-WV



Fastest Growing Metro in VA

- Population: **147k**
- Pop. CAGR: **1.04%** ✓
- Proj. Pop. CAGR: **0.95%** ✓
- Median HHI: **$82k** ✓
- Proj. Median HHI: **$93k** ✓

Huntington-Ashland, WV-KY-OH



- Population: **354k**
- Median HHI: **$54k**
- Proj. Median HHI: **$59k**

Harrisonburg, VA



- Population: **137k**
- Pop. CAGR: **0.70%** ✓
- Proj. Pop. CAGR: **0.57%** ✓
- Median HHI: **$70k**
- Proj. Median HHI: **$81k**

Lexington-Fayette, KY



Horse Capital of the World

- Population: **523k**
- Pop. CAGR: **0.79%** ✓
- Proj. Pop. CAGR: **0.52%** ✓
- Proj. Median HHI: **$77k**

Salisbury, MD-DE



- Population: **436k**
- Pop. CAGR: **1.19%** ✓
- Proj. Pop. CAGR: **1.03%** ✓
- Median HHI: **$68k**
- Proj. Median HHI: **$74k**

Source: S&P Global Market Intelligence. Current population and HHI metrics are for the year 2023. Population CAGR is based on through 2023; Projected population and HHI CAGRs are based on 2023 actual through 2028 projected (1) U.S. National Benchmark defined as the median for HHI metrics and as the growth rate pertaining to the total U.S. population for population CAGR metrics; U.S. population CAGR is 0.62%; U.S. projected population CAGR is 0.42%; U.S. median HHI is $74k; U.S. projected HHI is $83k (2) Eastern Shore of MD is made up of the Easton, MD and Cambridge, MD MSAs; Median HHI calculated using a weighted average based on pro forma deposits

Burke&Herbert
Financial Services Corp.

6

Merger Announcement Estimates vs. Updated Estimates

(in millions)	Estimate at Aug. 24, 2023[1] merger announcement	Estimate at May 3, 2024 merger closing
Day 2 – CECL reserve	$16.6	$29.5
PCD loan CECL mark	23.9	23.5
Gross CECL credit mark	40.5	53.0
Accretable loan mark	122.3	172.5
Core deposit intangible	66.0	68.8
Time deposit mark	15.5	7.1
Sub-debt mark	24.2	13.7
Preferred stock mark	5.6	4.5
Annualized cost savings goal	20.0	20.0
Total merger costs	57.0	42.0
Preliminary goodwill creation[3]	27.6	32.8

- Gross CECL credit mark higher primarily due to higher loan balances at close and broader macroeconomic trends
- Integration efforts along with the accretion / amortization of marks provide positively trending earn-back on key capital ratios and per share metrics
- Expected annualized cost savings delayed due to scheduled conversion later in 2024

	Estimate at Aug. 24, 2023[1]	June 30, 2024	Sept. 30, 2024
Tangible book value per common share[2]	$34.57	$39.11	$42.32
Tangible common equity / tangible assets[2]	6.4%	7.6%	8.2%
Leverage ratio[3]	8.1%	9.0%	9.6%
Common equity tier 1 ratio[3]	10.4%	10.9%	11.3%
Tier 1 capital ratio[3]	10.6%	11.3%	11.7%
Total capital ratio[3]	12.5%	13.9%	14.3%

(1) Reflected estimates assuming December 31, 2023, close. Actual closing was May 3, 2024. (2) Non-GAAP measure. See the appendix for further information. (3) September 30, 2024, is estimated.

Burke&Herbert Financial Services Corp.

7

8 3Q24 Balance Sheet Highlights • Repositioned balance sheet post closing - Sold approximately $366 million of securities - Relatively neutral interest rate position • Our objective is to build and maintain a fortress balance sheet - Maintain credit discipline through the cycle - Ensure proper allowances for credit losses - Stay liquid and have multiple sources of liquidity - Manage capital for the long term - Stress test the balance sheet for severe shocks - Continually improve risk, governance and controls - Operate an effective risk-adjusted return culture - Derive revenue from multiple sources Balance Sheet ($ in 000s) Sept. 30, 2024 June 30, 2024 Assets Cash and Cash Equivalents $ 291,765 $ 211,920 Investments 1,453,263 1,430,039 Loans Held for Sale 4,216 3,268 Gross Loans, (excluding HFS loans) 5,574,037 5,616,724 Allowance for Loan Losses (67,817) (68,017) Net Loans 5,506,220 5,548,707 Goodwill and Other Intangibles 94,381 98,678 Other Assets 515,068 517,581 Total Assets 7,864,913 7,810,193 Liabilities Total Deposits 6,600,825 6,639,571 Short-term Borrowings 320,163 285,161 Subordinated Debentures 110,482 109,064 Other Liablities 95,384 83,271 Total Liabilities 7,126,854 7,117,067 Shareholders' Equity Common Stock 7,767 7,752 Preferred Stock 10,413 10,413 Additional Paid-in Capital 400,377 399,553 Retained Earnings 422,844 403,422 Accumulated Other Comprehensive Income (75,758) (100,430) Treasury Stock (27,584) (27,584) Total Shareholders' Equity 738,059 693,126 Total Liabilities & Shareholders' Equity $ 7,864,913 $ 7,810,193

9 • Net interest income (non-FTE) between $141.0 million and $149.0 million • Noninterest income between $20.5 million and $22.0 million • Provision expense up to $5.0 million • Core noninterest expense2 (non-GAAP) between $100 million and $104 million • Merger-related expense between $15.0 million and $17.0 million • Effective tax rate between 17.0% and 18.5% • Estimated fully diluted weighted average shares of 15.1 million 3Q24 Income Statement Second Half 2024 Expectations Income Statement ($ in 000s) Sept. 30, 2024 3Q24 Operating Net Income1 Sept. 30, 2024 (1) Non-GAAP measure. See the appendix for further information. (2) Core noninterest expense excludes merger-related expense. Interest income 3 months ended 9 months ended Loans $ 103,730 $ 213,481 Securities 13,211 37,001 Other Interest Income 1,585 2,886 Total Interest Income 118,526 253,368 Interest expense Deposits 39,441 82,745 Borrowed Funds 3,080 10,806 Subordinated Debt and other interest 2,826 4,742 Total Interest Expense 45,347 98,293 Net Interest Income 73,179 155,075 Provision expense 147 23,387 Net Interest Income after Provision 73,032 131,688 Non-interest income Fiduciary and wealth management 2,352 5,982 Service charges and fees 5,453 11,147 Other non-interest income 2,811 7,246 Total Non-interest Income 10,616 24,375 Non-interest expense Salaries and other benefits 25,536 63,617 Occupancy 3,412 7,947 Other operating 21,878 64,859 Total Non-interest Expense 50,826 136,423 Income tax expense 5,200 3,725 Net income 27,622 15,915 Preferred stock dividends 225 450 Net income applicable to common shares $ 27,397 $ 15,465 Net Income (loss) applicable to common shares $ 27,397 Addback significant items (tax effected): Merger-related 2,449 Day 2 Non-PCD Provision - Total significant items 2,449 Operating net income $ 29,846 Weighted average dilutive shares 15,040,145 Adjusted diluted EPS $ 1.98 Non-interest expense $ 50,826 Remove significant items: Merger-related 3,101 Total significant items 3,101 Adjusted non-interest expense $ 47,725

10 Loan Portfolio as of 3Q24 ($ in 000s) Residential $1,197,245 Owner-Occupied CRE $637,175 Commercial & Industrial $562,653 AD&C $447,449 Consumer $202,570 Commercial Real Estate $2,526,945 Portfolio $5,574,037 Loan Segment Adjustable Rate Fixed Rate Commercial Real Estate $ 1,049,061 $ 1,477,884 Residential 599,796 597,449 Owner-occupied CRE 341,141 296,034 AD&C 342,411 105,038 Commercial & Industrial 409,899 152,754 Consumer 124,751 77,819 $ 2,867,059 $ 2,706,978 • The commercial real estate (CRE) portfolio is well-diversified across asset classes - CRE as a percentage of bank total risk-based capital is estimated at 333% - AD&C as a percentage of bank total risk-based capital is estimated at 50% • The CRE loan portfolio geographic footprint is spread across the West Virginia and greater DC / Maryland / Virginia (DMV) area with minimal office building exposure within Washington D.C. • In line with our overall strategy, we are focused on commercial & industrial loan growth and greater portfolio granularity Commercial Real Estate Category $ by Asset Class % by Asset Class Retail Real Estate $ 562,666 22% Multi-Family 496,257 20% Office Bldgs/Condos 407,027 16% Hotels/Motels 383,396 15% Industrial/Warehouse 223,271 9% Other 187,744 7% Self-Storage 126,308 5% Nursing-Assisted Living 71,731 3% Restaurants and Gas Stations 68,545 3% $ 2,526,945 100%

11 Security Portfolio as of 3Q24 ($in 000s) U.S Treasury & Agency $152,617 Municipal $655,646 Agency RMBS $54,766 Non-Agency RMBS $277,476 Agency CMBS $34,050 Non-Agency CMBS $153,694 Asset-Backed $70,635 Other $37,547 Portfolio FV $1,436,431 • Portfolio duration is approximately 4.3 years • 67% of unrealized losses have a duration of approximately 5.5 years; remainder less than 2.5 years • Unrealized losses are the result of the interest rate environment • AOCI accretion is expected to be approximately 5.7% per quarter assuming a stagnant interest rate environment • The current portfolio is held as available-for-sale, and there is no intent to reclassify any part • Majority of non-agency CMBS and ABS are equity enhanced through structure and credit support Category Net Unrealized Losses Amortized Cost WA Yield U.S. Treasury & Agency $ 13,383 $ 166,000 1.31% Municipal 57,394 713,040 2.58% Agency RMBS 2,797 57,562 3.88% Non-Agency RMBS 8,332 285,808 4.23% Agency CMBS 798 34,848 5.20% Non-Agency CMBS 3,875 157,569 4.30% Asset-Backed 438 71,073 6.44% Other 854 38,401 7.28% $ 87,871 $1,524,302 3.40%

12 Funding Sources as of 3Q24 ($ in 000s) Demand (non- interest) $1,392,123 Demand (interest) $2,182,632 Money Market & Savings $1,709,471 Brokered CDs $345,328 Time Deposits & Other $971,271 Deposits $6,600,825 Category Average Rate QTD Demand (non-interest bearing) − % Demand (interest bearing) 3.19% Money Market & Savings 1.43% Brokered Certificate of Deposits 4.98% Time Deposits & Other 4.75% Total Interest-Bearing Deposits 3.02% Total Deposits 2.38% • Loan-to-deposit ratio of 84.4% and loan + security-to-deposit ratio of 106.5% • Brokered deposits represent 5.2% of total deposits • Uninsured deposits totaled $2.0 billion, representing 30% of total deposit balance • Borrowings totaled $320 million with a total capacity of $2.7 billion and remaining capacity of $2.4 billion • Stress tests are performed on liquidity and capital on a quarterly basis • We believe we have ample liquidity to withstand significant stress

Capital Ratio Trends[1]

Common Equity Tier 1 Ratio


17.6%
18.0%
16.9%
11.3%
FY21
FY22
FY23
3Q24

Total Capital Ratio


18.8%
18.9%
17.9%
14.3%
FY21
FY22
FY23
3Q24

Tier 1 Capital Ratio


17.6%
18.0%
16.9%
11.7%
FY21
FY22
FY23
3Q24

Leverage Ratio


10.9%
8.7%
7.9%
9.6%
FY21
FY22
FY23
3Q24

(1) All 3Q24 capital ratios are estimated.

Capital Management

- We take a forward-looking, disciplined approach to capital management that emphasizes acceptable risk-adjusted returns over the long-term
- Our capital management priorities include
  - Supporting customers
  - Funding business investments
  - Maintaining appropriate capital in light of economic conditions and regulatory expectations
  - Returning excess capital to shareholders
- Modeled stress scenarios include evaluating the impact of deposit shocks, interest rate scenarios, and general balance sheet repositioning
- Stress scenarios result in capital levels well above well-capitalized levels

Burke&Herbert Financial Services Corp.

13

14 Asset Quality Trends 1.82% 1.11% 1.21% 1.22% FY21 FY22 FY23 3Q24 Allowance Coverage Ratio 0.18% 0.02% FY21 FY22 FY23 3Q24 NCOs / Average Loans 121.0% 383.0% 675.8% 189.1% FY21 FY22 FY23 3Q24 Allowance for Credit Losses / NPLs 1.50% 0.29% 0.18% 0.64% FY21 FY22 FY23 3Q24 NPLs / Total Loans Credit Management • Our objective is to maintain a moderate risk profile through the economic cycle • Credit risk management is embedded in our risk culture and in our decision-making processes - Managed through specific policies and processes - Measured and evaluated against our risk appetite and credit concentration limits - Reported, along with specific mitigation activities, to management and the Board of Directors through our governance structure • Underwriting guidelines are adjusted to reflect current market conditions • Loan reviews include ongoing monitoring procedures that involve additional stress testing of interest rate movements and collateral performance 0.00% 0.00%

15 Final Thoughts • Our business model is built on customer service and being a trusted advisor • Our approach is concentrated on growing and deepening relationships across our businesses that meet our risk/return measures • We are focused on our strategic priorities which are designed to enhance value over the long term - Profitably expanding our market share - Deepening customer relationships by delivering fee-based financial solutions - Leveraging technology to create efficiencies that help us better serve customers • With the Summit merger closed, we are focused on a seamless integration and delivering what our constituencies expect of us

16 Appendix: Notes on Non-GAAP Financial Measures Total Common Equity, Tangible Book Value & Tangible Assets: Tangible common equity measures are capital adequacy metrics that may be meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive income/(loss) in stockholders' equity. Sept. 30, 2024 June 30, 2024 Common Shareholders’ Equity $ 727,646 682,713 Less: Goodwill and intangible assets, net 94,381 98,678 Tangible common equity (non-GAAP) $ 633,265 584,035 Shares outstanding at end of period 14,963,003 14,932,169 Tangible book value per common share $ 42.32 39.11 Total Assets $ 7,864,913 7,810,193 Less: Goodwill and Intangible assets, net 94,381 98,678 Tangible assets (non-GAAP) $ 7,770,532 7,711,515 Operating Net Income, Adjusted diluted EPS and Adjusted non-interest expense: Operating net income is a non-GAAP measure that is derived from net income adjusted for significant items. The Company believes that operating net income is useful in periods with certain significant items, such as listing-related or merger-related expenses. The operating net income is more reflective of management’s ability to grow the business and manage expenses. Adjusted non-interest expense also removes these significant items such as listing-related and merger-related expenses. Management believes it represents a more normalized non-interest expense total for periods with identified significant items. Weighted averaged diluted shares calculated only computation of adjusted diluted EPS. Weighted average diluted shares for GAAP diluted EPS are the same as shares for calculating basis EPS due to the antidilutive effect of the diluted shares when considering the GAAP loss for the quarter.